SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                 Date of Earliest Event Reported: April 3, 2013

                                ZULU ENERGY CORP.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                 000-52272                     20-3281304
       --------                -------------                  ----------
(State of Incorporation)     Commission File No.        (IRS Employer ID Number)

           2460 West 26th Avenue, Suite 380-C, Denver, Colorado 80211
           ----------------------------------------------------------
                    (Address of principal executive offices)

                                  303-704-4623
                                ----------------
                         (Registrant's Telephone number)

              999 18th Street, 30th Floor, Denver, Colorado, 80202
                  ---------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 3, 2013,  Zulu Energy Corp (the  "Company")  held its Annual Meeting of
Stockholders (the "Meeting") pursuant to a Court Order. The details of the Meeting are discussed further in Item 5.07 below.

At the Meeting, David J. Cutler was appointed the Company's sole director and officer, effective immediately.

Mr. Cutler (age 57) is a Partner of Borgers and Cutler CPAs LLC, a PCAOB registered US auditing company and the Principal of Cutler & Co., LLC, also a PCAOB registered US auditing and UK registered auditing company. Mr. Cutler has been the Chief Financial Officer of US Precious Metals, Inc., a publicly quoted mineral exploration company with interests in Mexico, since December 2011 and a director and Chief Financial Officer of Discovery Gold Corporation, a publicly quoted mineral exploration company with interests in Ghana, since August 2012.Mr. Cutler is the sole officer and a director of the following publicly quoted shell companies: Golden Dragon Holding Co. (formerly Concord Ventures, Inc.), since March 2006, Southwestern Water Exploration Co., since March 2011, US Holdings, Inc. (formerly USN Corporation), since July 2011, Torrent Energy Corporation, since October 2011, Quantech Electronics Corp since May 2012 and Capital Resource Alliance, Inc., since September 2012. Mr. Cutler was the sole officer and a director of Aspeon, Inc. (nka Aspi, Inc.), a publicly listed shell company, from April 2005 until October 2009 and a director and officer of Atomic Paintball, Inc., a development stage owner and operator of paintball parks, from August 2006 until December 2009. Atomic Paintball, Inc. filed for Chapter 7 in 2009. Mr. Cutler has a Masters degree from St. Catharine's College in Cambridge, United Kingdom and qualified as a British Chartered Accountant and Chartered Tax Advisor with Arthur Andersen & Co. in London. He was subsequently admitted as a Fellow of the UK Institute of Chartered Accountants. Since arriving in the United States, Mr. Cutler has qualified as a Certified Public Accountant, a Certified Valuation Analyst of the National Association of Certified Valuation Analysts and obtained an executive MBA from Colorado State University.


Item 5.07 Submission of Matters to a Vote of Security Holders

Effective February 18, 2013, the District Court, City and County of Denver Colorado, in response to a complaint filed by a shareholder of the Company under Case Number 2013CV163, authorized a shareholders' meeting of the Company to be held for the sole purpose of enabling shareholders of the Company to elect a new Board of Directors.

At the Meeting, held on April 3, 2013, as authorized by the Court, the votes present represented a quorum and were sufficient to pass the sole proposal presented at the Meeting. The breakdown of the voting is as follows.

                                               For        Against    Withheld

Proposal 1: To elect David J Cutler
as a director of the Company to hold
office until a representative
successor has been elected.                   50,000        0            0


No other proposals were submitted to the meeting for a vote.



                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 22, 2013                ZULU ENERGY CORP.





                                     By: /s/ David J Cutler

                                         ----------------------------------
                                         David Cutler, Chief Executive Officer